UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08025
                                  ---------------------------------
        Global Income Fund, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zip code)

        Thomas B. Winmill, President
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310
                                                   ----------------

Date of fiscal year end:  12/31/03
                        ------------------
Date of reporting period:  1/1/03 - 12/31/03
                         ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

Item 1. Report to Shareholders

GLOBAL INCOME
FUND
================================================================================


ANNUAL REPORT
December 31, 2003


Independent Public Accountant                    American Stock
Tait, Weller & Baker                             Exchange Symbol:

                                                 GIF


11 Hanover Square
New York, NY 10005

1-800-278-4353

www.globalincomefund.net

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future, purchase shares of its own common stock. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.
--------------------------------------------------------------------------------

                                                            American Stock
GLOBAL INCOME FUND                                          Exchange Symbol: GIF
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
www.globalincomefund.net

                                                                January 29, 2004

Fellow Shareholders:

     It is a pleasure to submit this 2003 Annual Report for Global Income Fund, and to welcome our new shareholders who find attractive the Fund's quality approach to global income investing.

                        2003 Market Total Return 17.25%

     In 2003, the Fund had a market total return on the American Stock Exchange of 17.25% on a net asset return of 10.22% - a gratifying result in view of its primary objective of providing its shareholders a high level of current income, with capital appreciation as a secondary objective. In contrast, the Lehman Brothers Aggregate Bond Index returned 4.11% in the same period. Investing primarily in investment grade fixed income securities issued by governments and corporations throughout the world, the top three countries as of December 31, 2003 were United States, Germany and United Kingdom. At year end the Fund's portfolio was invested approximately 93% in bonds, notes, debentures, and trust certificates with an actual or deemed investment grade rating and 7% in actual or deemed investment grade preferred stocks. Of these holdings, approximately 50% were denominated in Eurodollars, 47% in U.S. dollars, and 3% in Australian dollars.

     On June 25, 2003 the Federal Reserve Bank lowered the Federal Funds rate to 1% from 1.25% and the rate remained unchanged for the balance of 2003. Business investment in the third quarter and fourth quarter was strong. Likewise, consumer spending was strong in the third quarter. Yet, this spending weakened at the end of that third quarter and further weakened in the fourth quarter. Moreover, the economy recently passed the 40th straight month of manufacturing sector job losses and no substantial increases are anticipated. Against this mixed economic picture, the Fund's strategy was to improve the overall credit quality of the portfolio and increase Eurodollar denominated investments.

     Looking ahead at the fixed income markets in 2004, we remain cautiously optimistic. In January 2004, the Federal Reserve bank left its short-term interest rate target at a 45-year low of 1%. While the Fed has now dropped the commitment it made five months previously to keep interest rates low for "a considerable period," the Fed did note that it can be "patient" in raising rates because inflation is low and the economy still has not fully recovered. Overall, we would agree with the Fed's economic outlook when it commented that "output is expanding briskly," and while "new hiring remains subdued, other indicators suggest an improvement in the labor market." Fragile is a word that seems appropriate for the economic recovery as well as the world we currently live in.

                          Dividend Distribution Policy

     The Fund's revised managed distribution policy appears to be well received. The policy is intended to provide shareholders with a relatively stable cash flow and reduce or eliminate the Fund's market price discount to its net asset value per share. Under the current policy, distributions of approximately 7%

(compared to 10% previously) of the Fund's net asset value per share on an annual basis are intended to be paid primarily from ordinary income and any net capital gains, with the balance representing return of capital. This policy is subject to regular review at the Board's quarterly meetings and the amount of the distribution may vary depending on the net asset value per share at the time of declaration. Although the distribution rate may be further reduced reflecting low current yields, we continue to believe shares of the Fund are a sound value and attractive for portfolios seeking total return from capital appreciation and income.

                   Purchase Shares at an Attractive Discount

The Fund's current net asset value per share is $5.21. With a recent closing on the American Stock Exchange of $5.01, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is an effective way to also add to your holding because quarterly dividend distributions are reinvested without charge, which can contribute importantly to growing your investment over time. Please call 1-800-278-4353 and an Investor Service Representative will be happy to assist you. We appreciate your support and look forward to serving your investment needs in the months and years ahead.

                                   Sincerely,


/s/ Thomas B. Winmill                    /s/ Marion E. Morris
Thomas B. Winmill                        Marion E. Morris
President                                Senior Vice President
                                         Portfolio Manager



GLOBAL INCOME FUND, INC.

              Schedule of Portfolio Investments - December 31, 2003


Par Value                                                                                         Market Value
---------                                                                                         ------------
                    DEBT SECURITIES (93.18%)
                    Australia (8.37%)
A$ 1,000,000        BHP Finance Ltd., 6.25% Notes, due 8/15/08 ..................................    $ 753,741
 $ 1,000,000        National Australia Bank, 8.60% Subordinated Notes, due 5/19/10 ..............    1,239,941
 $   300,000        Principal Financial Group, 8.20% Senior Notes, due 8/15/09 ..................      355,773
                                                                                                     ---------
                                                                                                     2,349,455
                                                                                                     ---------
                    Canada (4.85%)
(euro)1,000,000     Province of Quebec, 5.50% Notes, due 2/05/10 ................................    1,361,883
                                                                                                     ---------
                    Chile (3.67%)
    $ 1,000,000     Republic of Chile, 5.50% Bonds, due 1/15/13 .................................    1,031,000
                                                                                                     ---------
                    France (4.62%)
(euro)1,000,000     Elf Aquitaine 4.50% Senior Unsubordinated Notes, due 3/23/09 ................    1,295,969
                                                                                                     ---------
                    Germany (16.58%)
(euro)  500,000     BMW Finance NV, 5% Medium Term Notes, due 8/06/18 ...........................      617,600
(euro)1,000,000     KfW Kreditanstalt fuer Wiederaufbau, 5% Unsubordinated Notes, due 7/04/11 ...    1,337,089
(euro)  500,000     Philips Electronics NV, 6.125% Senior Unsubordinated Notes, due 5/16/11 .....      688,647
(euro)  500,000     RWE Finance BV, 5.375% Medium Term Notes, due 4/18/08 .......................      669,772
(euro)1,000,000     Siemens Financiering NV, 5.50% Company Guaranteed Notes, due 3/12/07 ........    1,340,637
                                                                                                     ---------
                                                                                                     4,653,745
                                                                                                     ---------
                    Italy (4.98%)
(euro)1,000,000     Republic of Italy, 5.75% Senior Unsubordinated Notes, due 7/25/16 ...........    1,396,635
                                                                                                     ---------
                    Japan (4.59%)
(euro)1,000,000     Toyota Motor Credit Corp., 4.125% Medium Term Notes, due 1/15/08 ............    1,287,877
                                                                                                     ---------
                    Korea (1.87%)
$ 500,000           Korea Development Bank, 5.75% Notes, due 9/10/13 ............................      526,102
                                                                                                     ---------
                    Mexico (1.81%)
$ 500,000           United Mexican States, 4.625% Notes, due 10/08/08 ...........................      507,500
                                                                                                     ---------
                    Poland (3.57%)
$ 1,000,000         Republic of Poland, 5.25% Unsubordinated Notes, due 1/15/14 .................    1,002,500
                                                                                                     ---------

                                        3
See accompanying notes to financial statements.         GLOBAL INCOME FUND, INC.

             Schedule of Portfolio Investments - December 31, 2003

Par Value                                                                                         Market Value
---------                                                                                         ------------
                   Sweden (4.78%)

(euro)1,000,000    Kingdom of Sweden, 5% Bonds, due 1/28/09 .....................................  $ 1,342,225
                                                                                                  ------------
                   United Kingdom (8.80%)
$     1,000,000    National Westminster Bank, 7.375% Subordinated Notes, due 10/01/09 ...........    1,171,178
(euro)  500,000    Tesco PLC, 4.75% Medium Term Notes, due 4/13/10 ..............................      647,440
(euro)  500,000    Vodafone Finance BV, 4.75% Bonds, due 5/27/09 ................................      651,813
                                                                                                  ------------
                                                                                                     2,470,431
                                                                                                  ------------

                   United States (24.69%)

$     1,065,000    Benefical Corp., 7.16% Notes, due 9/01/23 ....................................    1,186,049
$       500,000    CIT RV Trust 1998-A B 6.29% Subordinated Bonds, due 1/15/17 ..................      519,862
$       498,782    Chase Commercial Mortgage Securities Corp.,
                   2000-1 A1 7.656% Certificates, due 4/15/32 ...................................      540,731
$       250,000    Federal Farm Credit Bank, 4.73% Bonds, due 6/13/18 ...........................      239,214
$       500,000    Ford Motor Credit Co., 7.375% Notes, due 10/28/09 ............................      549,734
$       456,911    Freddie Mac REMIC 2687 Floater Certificates, due 2/15/33 .....................      458,788
(euro)1,000,000    General Electric Capital Corp., 5.125% Senior
                   Unsubordinated Notes, due 3/04/09 ............................................    1,336,303
$     1,000,000    U.S. Treasury Inflation Index Notes, 1.875%, due 7/15/13 .....................      993,126
$       500,000    Waddell & Reed Financial, 7.50% Notes, due 1/18/06 ...........................      546,964
$       500,000    Weyerhaeuser Co., 7.25% Debentures, due 7/01/13 ..............................      558,705
                                                                                                  ------------
                                                                                                     6,929,476
                                                                                                  ------------
                   Total Debt Securities (cost: $ 24,769,789) ...................................   26,154,798
                                                                                                  ------------
Shares             PREFERRED STOCKS (6.82%)
------
5,000              BAC Capital Trust II, 7.00% ..................................................      134,200
5,000              BAC Capital Trust III, 7.00% .................................................      134,400
25,000             Corporate-Backed Trust Certificates, 8.20% ...................................      667,250
20,000             Disney (Walt) Company, 7.00% .................................................      534,600
10,000             General Motors Corp., 7.25% ..................................................      258,500
6,900              Wells Fargo Capital Trust V, 7.00% ...........................................      185,265
                                                                                                  ------------
                       Total Preferred Stocks (cost: $ 1,797,500) ...............................    1,914,215
                                                                                                  ------------
                         Total Investments (cost: $26,567,289) (100%) ........................... $ 28,069,013
                                                                                                  ------------

(1) Par value stated in currency indicated; market value stated in U.S. dollars.

                                        4
GLOBAL INCOME FUND, INC.         See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:

  Investments at market value
    (cost: $26,567,289) (note 1)...............................   $28,069,013
  Cash ........................................................        10,452
  Interest receivable .........................................       637,079
  Other assets ................................................        63,563
                                                                  -----------
    Total assets ..............................................    28,780,107
                                                                  -----------
LIABILITIES:
  Accrued expenses ............................................        53,112
  Accrued management fees .....................................        15,147
                                                                  -----------
    Total liabilities .........................................        68,259
                                                                  -----------
NET ASSETS: (applicable to 5,565,396
  shares outstanding: 20,000,000 shares
  of $.01 par value authorized) ...............................   $28,711,848
                                                                  ===========
NET ASSET VALUE PER SHARE
  ($28,711,848 / 5,565,396 shares
  outstanding).................................................        $ 5.16
                                                                       ======
At December 31, 2003, net assets consisted of:
  Paid-in capital .............................................   $35,304,423
  Accumulated net realized loss on
    investments, foreign
    currencies and futures ....................................    (8,130,270)
  Net unrealized appreciation on
    investments and foreign currencies ........................     1,537,695
                                                                  -----------
                                                                  $28,711,848
                                                                  ===========


STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
  Interest ....................................................    $1,262,804
  Dividends ...................................................       168,804
                                                                   ----------
    Total investment income ...................................     1,431,608
                                                                   ----------
EXPENSES:
  Investment management (note 3)...............................       192,626
  Professional (note 3)........................................       107,685
  Registration (note 3)........................................        53,936
  Directors ...................................................        38,945
  Printing ....................................................        21,900
  Custodian ...................................................        11,531
  Transfer agent ..............................................         6,835
  Other .......................................................        13,273
                                                                   ----------
    Total operating expenses ..................................       446,731
    Loan interest and fees (note 5)............................           855
                                                                   ----------
    Total expenses ............................................       447,586
                                                                   ----------
      Net investment income ...................................       984,022
                                                                   ----------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS, FOREIGN
  CURRENCIES AND FUTURES:
  Net realized gain on investments ............................       231,336
  Unrealized appreciation on investments
    and foreign currencies during the year ....................     1,451,311
                                                                   ----------
    Net realized and unrealized gain
      on investments and foreign
      currencies ..............................................     1,682,647
                                                                   ----------
    Net increase in net assets
      resulting from operations ...............................    $2,666,669
                                                                   ==========


See accompanying notes to financial statements.         GLOBAL INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2003 and 2002


                                                                                     2003             2002
                                                                                     ----             ----
OPERATIONS:
Net investment income...........................................................     $ 984,022      $ 1,538,797
Net realized gain (loss) from security and foreign currency transactions........       231,336         (967,432)
Unrealized appreciation (depreciation) on investments and foreign currencies....     1,451,311           (9,373)
                                                                                  ------------     ------------
     Net change in net assets resulting from operations.........................     2,666,669          561,992

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders ($0.22 and $0.28 per share, respectively).........    (1,215,358)      (1,538,797)
Tax return of capital to shareholders ($0.14 and $0.22 per share, respectively).      (767,761)      (1,158,289)

CAPITAL SHARE TRANSACTIONS:
Increase in net assets resulting from reinvestment of distributions
     (90,974 and 125,231 shares, respectively) (note 6).........................       439,788          614,055
                                                                                  ------------     ------------
       Total change in net assets...............................................     1,123,338       (1,521,039)
NET ASSETS:
Beginning of period.............................................................    27,588,510       29,109,549
                                                                                  ------------     ------------
End of period...................................................................  $ 28,711,848     $ 27,588,510
                                                                                  ============     ============

                                       6
GLOBAL INCOME FUND, INC.         See accompanying notes to financial statements.

                         Notes to Financial Statements

(1) Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, is a non-diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, currency denomination, duration, and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. If market quotations are not available or deemed reliable, then such securities are valued as determined in good faith under the direction of or pursuant to procedures established by the Fund's Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2003, the Fund had an unused capital loss carryforward of approximately $8,130,200 of which $1,189,000 expires in 2004, $214,000 in 2006, $3,977,000 in 2007,
$1,381,000 in 2008, and $1,369,200 in 2010. Based on Federal income tax cost of $26,567,289, gross unrealized appreciation and gross unrealized depreciation were $1,531,172 and $29,448, respectively, at December 31, 2003. Distributions paid to shareholders during the year ended December 31, 2003 differ from net investment income and net gains (losses) from security, foreign currency, and futures transactions as determined for financial reporting purposes. These distributions are shown under "Distributions to Shareholders" in the Statements of Changes in Net Assets.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining the average of net assets on each Friday of a month and applying the applicable rate to such aver-

                                       7
                            GLOBAL INCOME FUND, INC.

age for the number of days in the month. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $56,540 for providing certain administrative and accounting services at cost for the year ended December 31, 2003.

(4) The Fund has an arrangement with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. Purchases and sales of securities other than short term notes aggregated $37,972,669 and $38,403,109, respectively, for the year ended December 31, 2003. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no forward currency contracts outstanding at December 31, 2003.

(5) The Fund may borrow through a committed bank line of credit. At December 31, 2003, there was no balance outstanding and the interest rate was at the borrower's option of (i) Overnight Federal Funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year. For the year ended December 31, 2003, the weighted average interest rate was 1.84% based on the balances outstanding during the period and the weighted average amount outstanding was $44,719.

(6) The tax character of distributions paid to shareholders for the years ended December 31, 2003 and 2002 was follows:

     Year       Ordinary income        Return of capital        Total
     ----       ---------------        -----------------        -----
     2003         $1,215,358              $ 767,761         $ 1,983,119
     2002          1,538,797              1,158,289           2,697,086

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation on investments and foreign securities       $ 1,537,695
Capital loss carryforwards                                           (8,130,270)
                                                                    -----------
                                                                   $ (6,592,575)
                                                                   ============

(7) Regarding concentration of credit risk, investing in securities of foreign issuers involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign issuers and in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

(8) At December 31, 2003 there were 5,565,396 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). The shares issued and resulting increase in paid-in capital in connection with reinvestment of dividends from net investment income during the years ended December 31, 2003 and 2002 were as follows:

                   Shares issued            Increase in paid-in capital
                   -------------            ---------------------------
     2003               90,974                       $439,788
     2002              125,231                       $614,055

On December 10, 2003, the Fund filed with the Securities and Exchange Commission a registration statement relating to a non-transferable offering of rights exercisable for shares of the Fund (the "Offer"). The Board of Directors of the Fund authorized the filing of the registration statement, but has not, as of the date hereof, yet unconditionally approved the Offer or its final terms.

                                       8
GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS


                                                                                      Six Months    Year
                                                        Years Ended December 31,        Ended      Ended
                                                   ---------------------------------   December   June 30,
                                                   2003      2002     2001      2000     1999       1999
                                                   ----      ----     ----      ----  ----------  --------
PER SHARE DATA*
Net asset value at beginning of period.........    $5.04    $5.44    $5.72     $5.77       $5.99     $6.93
                                                   -----    -----    -----     -----       -----     -----
Income from investment operations:
  Net investment income........................      .18      .28      .32       .42         .23       .55
  Net realized and unrealized gain
    (loss) on investments......................      .30     (.18)    (.04)      .11        (.15)     (.81)
                                                   -----    -----    -----     -----       -----     -----
    Total from investment operations...........      .48      .10      .28       .53         .08      (.26)
                                                   -----    -----    -----     -----       -----     -----
Less distributions:
  Distributions to shareholders................     (.22)    (.28)    (.36)     (.42)       (.23)     (.55)
  Tax return of capital to shareholders........     (.14)    (.22)    (.20)     (.16)       (.07)     (.13)
                                                   -----    -----    -----     -----       -----     -----
    Total distributions........................     (.36)    (.50)    (.56)     (.58)       (.30)     (.68)
                                                   -----    -----    -----     -----       -----     -----
Net asset value at end of period...............    $5.16    $5.04    $5.44     $5.72       $5.77     $5.99
                                                   =====    =====    =====     =====       =====     =====
Per share market value at end of period........    $5.01    $4.60    $4.91     $4.69       $4.44     $5.19
                                                   =====    =====    =====     =====       =====     =====
TOTAL RETURN ON NET ASSET VALUE BASIS(a).......    10.22%    0.04%    2.33%     9.05%       2.52%    (2.23)%
                                                   =====    =====    =====     =====       =====     =====
TOTAL RETURN ON MARKET VALUE BASIS(a)..........    17.25%    3.60%   15.94%    19.75%      (8.96)%   (8.85)%
                                                   =====    =====    =====     =====       =====     =====
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted).... $ 28,712  $27,589 $ 29,110  $ 29,783    $ 29,060  $ 29,600
Ratio of expenses before loan interest,
  commitment fees and nonrecurring expenses....     1.61%    1.44%    1.72%     1.38%       1.48%**   1.46%
                                                   =====    =====    =====     =====       =====     =====
Ratio of total expenses to average
  net assets (b)...............................     1.61%    1.44%    1.73%     2.69%       2.26%**   2.45%
                                                   =====    =====    =====     =====       =====     =====
Ratio of net investment income to
  average net assets...........................     3.54%    5.35%    5.94%     8.31%       9.21%**   8.95%
                                                   =====    =====    =====     =====       =====     =====
Portfolio turnover rate........................      146%     162%     160%      259%        115%      183%
                                                   =====    =====    =====     =====       =====     =====

* Per share income and operating expenses and net realized and unrealized gain
  (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**  Annualized.

(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(b) Ratio after custodian credits was 1.72%, 2.66%, 2.24%**, and 2.43% for the years ended December 31, 2001, and 2000, the six months ended December 31, 1999 and the year ended June 30, 1999, respectively. There were no custodian credits for the years ended December 31, 2003 and 2002.

                                       9
                            GLOBAL INCOME FUND, INC.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Board of Directors and Shareholders of Global Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Global Income Fund, Inc., including the schedule of portfolio investments as of December 31, 2003 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                             TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 22, 2004

--------------------------------------------------------------------------------

                         RESULTS OF THE ANNUAL MEETING

The Fund's Annual Meeting was held on September 4, 2003 at the American Stock Exchange, 86 Trinity Place, New York, New York for the purpose of electing the following director to serve as follows with the votes received as set forth below:

Director              Class    Term     Expiring    Votes For     Votes Withheld
--------              -----    ----     --------    ---------     --------------
Peter K. Werner         1     5 years    2008       5,257,043        117,070

Directors whose term of office continued after the meeting are George B. Langa, David R. Stack, Bassett S. Winmill, and Thomas B. Winmill.

                                       10
GLOBAL INCOME FUND, INC.

                        HISTORICAL DISTRIBUTION SUMMARY

                                                      Return
                                 Investment             of
Period                             Income            Capital           Total
------                             ------            -------           -----
2003                                $ 0.22            $ 0.14          $ 0.36
2002                                $ 0.28            $ 0.22          $ 0.50
2001                                $ 0.36            $ 0.20          $ 0.56
2000                                $ 0.42            $ 0.16          $ 0.58
6 Months Ended 12/31/99             $ 0.23            $ 0.07          $ 0.30
12 Months Ended 6/30/99             $ 0.55            $ 0.13          $ 0.68
12 Months Ended 6/30/98             $ 0.52            $ 0.32          $ 0.84

--------------------------------------------------------------------------------

                              MANAGED DISTRIBUTION

The Board's current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid-in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal period on the aggregate gains and losses realized by the Fund and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund's fiscal period. Under the U.S. Investment Company Act of 1940, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal period commencing January 1, 2004, including the distributions paid quarterly, are comprised approximately half of net investment income and the balance from paid-in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. In January after each fiscal period, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

--------------------------------------------------------------------------------

                                  PROXY VOTING

The Fund's Proxy Voting Guidelines (the "Guidelines") are available without charge, by calling the Fund collect at 1-212-635-0671. The Guidelines are also posted on http://www.globalincomefund.net, the Fund's website, and are available on the SEC's website at http://sec.gov.

                                       11
                                                        GLOBAL INCOME FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the greater of that NAV per share or 95% of that Market Price per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

--------------------------------------------------------------------------------

                                 PRIVACY POLICY

Global Income Fund, Inc. recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

--------------------------------------------------------------------------------

Visit us on the Internet at www.globalincomefund.net. The site provides information about the Fund including market performance, net asset value (NAV), dividends, press releases, and shareholder reports. For further information, you can email us at info@globalincomefund.net. The Fund is a member of the Closed-End Fund Association (CEFA). Its website address iswww.cefa.com. CEFA is solely responsible for the content of its website.

                                       12
GLOBAL INCOME FUND, INC.

                             DIRECTORS AND OFFICERS

DIRECTORS                                     OFFICERS

BASSETT S. WINMILL                            THOMAS B. WINMILL, Esq,
Chairman                                      President

GEORGE B. LANGA*                              MARION E. MORRIS
DAVID R. STACK*                               Senior Vice President
PETER K. WERNER*
THOMAS B. WINMILL, Esq.                       WILLIAM G. VOHRER
                                              Treasurer
* Member, Audit Committee
                                              MONICA PELAEZ, Esq.
                                              Vice President, Secretary

                                              HEIDI KEATING
                                              Vice President

--------------------------------------------------------------------------------

             STOCK DATA                          2004 DISTRIBUTION PAYMENT DATES
Price (12/31/03) ............... $ 5.01      Declaration    Record         Payment
Net Asset Value (12/31/03) ..... $ 5.16      -----------    -------        -------
Discount .......................    2.9%     March 1        March 17       March 31
                                             June 2         June 16        June 30
American Stock Exchange Symbol: GIF          September 2    September 16   September 30
Newspaper exchange listings appear under     December 3     December 17    December 31
an abbreviation, such as: Glinc


--------------------------------------------------------------------------------

Internet                                  Custodian
www.globalincomefund.net                  State Street Bank & Trust Co.
email: info@globalincomefund.net          801 Pennsylvania Avenue
                                          Kansas City, MO 64105

Investment Manager                        Stock Transfer Agent and Registrar
CEF Advisers, Inc.                        American Stock Transfer & Trust Co.
11 Hanover Square                         59 Maiden Lane
New York, NY 10005                        New York, NY 10038
                                          1-800-278-4353
Independent Accountants                   www.amstock.com
Tait, Weller & Baker
1818 Market St., Suite 2400
Philadelphia, PA 19103


                                       13
                                                        GLOBAL INCOME FUND, INC.

GLOBAL INCOME FUND
------------------
11 Hanover Square
New York, NY 10005



Printed on recycled paper  [GRAPHIC]

GIF-AR-12/03

Item 2. Code of Ethics

(a) The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c)  Not applicable.

(d)  Not applicable.

(e)  Not applicable.

(f)  (1)  The Code is attached hereto as Exhibit 99.CODE ETH.

     (2) The text of the Code can be on the registrant's website, www.globalincomefund.net.

     (3) A copy of the Code may be obtained free of charge by calling collect 1-212-344-6310.

Item 3. Audit Committee Financial Expert

The Fund's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: George B. Langa, David R. Stack and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                  2003          2002

                    Audit Fees                  $ 18,750       $ 18,750
                    Audit-Related Fees                 0              0
                    Tax Fees                       3,250          3,750
                    All Other Fees                     0              0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors.

(e) (1) The registrant's audit committee has adopted a policy to consider for pre-approval any non-audit services proposed to be provided by the auditors to the Fund, and any non-audit services proposed to be provided by such auditors to the Fund's investment manager, if any, which have a direct impact on Fund operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

     (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $21,500 and $22,750, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a standing audit committee. The members of the audit committee are George B. Langa, David R. Stack and Peter K. Werner.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

                  Amended Proxy Voting Policies and Procedures

                                   Foxby Corp.
                            Global Income Fund, Inc.
                                Midas Fund, Inc.
                        Midas Special Equities Fund, Inc.
                                Tuxis Corporation

Foxby Corp., Global Income Fund, Inc., Midas Fund, Inc., Midas Special Equities Fund, Inc. and Tuxis Corporation (the "Funds") delegate the responsibility for voting proxies of portfolio companies held in each Fund's portfolio to Institutional Shareholder Services, Inc. ("ISS"). The Proxy Voting Guidelines of ISS are incorporated by reference herein as each Fund's proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the ADDENDUM -- NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supercede the Proxy Voting Guidelines of ISS in their entirety. In all cases, a Fund's proxies will be voted in the best interests of the Fund.

     With respect to a vote upon which a Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its investment adviser, distributor, or any affiliated person of the Fund's investment adviser or distributor, the Fund will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.





January 1, 2004





--------
1 For the open-end investment companies, Midas Fund, Inc. and Midas Special Equities Fund, Inc., the investment adviser is Midas Management Corporation and the distributor is Investor Service Center, Inc. For Foxby Corp. and Global Income Fund, Inc., the investment adviser is CEF Advisers, Inc. Tuxis Corporation is internally managed. The closed-end funds, Foxby Corp., Global Income Fund, Inc. and Tuxis Corporation, do not have a distributor.

2 Each Fund's Independent Directors are those directors who are not interested persons of the Fund, its investment adviser and distributor.

                                   ADDENDUM --
               NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address. As such, they cannot be "violated." In each case the vote will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

BOARD AND GOVERNANCE ISSUES

     o    Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     o    Approval of Independent Auditors

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

     o    Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

     o    Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued. Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

     o    Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

     o    Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

     o    Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

     o    Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

     o    Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director's liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders, however, often must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

     o    Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

     o    Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board - that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation. Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

     o    Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock. However, we will typically not object to dual classes of stock.

     o    Limit Directors' Tenure

In general, corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

     o    Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

EXECUTIVE COMPENSATION

     o    Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

     o    Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

     o    Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

     o    Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

     o    Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership. However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

     o    Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder's best interests.

     o    Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

     o    Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

     o    Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

MERGERS AND ACQUISITIONS

     o    Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

     o    Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote. In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

     o    Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

     o    Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state's anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

     o    Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders. To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management's position. We may also elect to abstain or not vote on any given matter.


January 1, 2004

                      ISS Proxy Voting Guidelines Summary

Following is a concise summary of ISS's proxy voting policy guidelines.

1.   Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o Tenure of the audit firm
o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o Length of the rotation period advocated in the proposal
o Significant audit-related issues

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent
o Directors who sit on more than six boards
o Compensation Committee members if there is a disconnect between the CEO's pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.   Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.   Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

9.   Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

o The plan expressly permits repricing without shareholder approval for listed companies; or
o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

o Purchase price is at least 85 percent of fair market value
o Offering period is 27 months or less, and
o Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

o Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards
o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i) The Principal Executive Officer and Principal Financial Officer have concluded that Global Income Fund, Inc.'s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to Global Income Fund, Inc. is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no significant changes in Global Income Fund, Inc. internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 10. Exhibits

(a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.
(b) Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940(17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Global Income Fund, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Global Income Fund, Inc.

                                By:   /s/ William G. Vohrer
                                   ---------------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: March 10, 2004